Exhibit 10.12

FIRST AMENDMENT TO THE MINUTES OF SETTLEMENT

THIS FIRST AMENDMENT TO THE MINUTES OF SETTLEMENT is dated as of the 23rd day of October, 2020 (the “Effective Date”),

BETWEEN:

HOLLYWEED NORTH CANNABIS INC., a company incorporated under the Business Corporations Act (British Columbia) and having its registered office at 201-2377 Bevan Avenue, Sidney, British Columbia V8L 4M9 (“Hollyweed”)

AND:

MARY STIPANCIC, an individual having an address at 2057 Country Club Drive, Burlington, Ontario L7M 3Z2 (“Stipancic”)

AND:

RENEE GAGNON, an individual having an address at 3974 Lexington Avenue, Victoria, British Columbia, V8N 3Z6 (“Gagnon”)

AND:

LIVIO SUSIN, an individual having an address at 103 - 2197 West 2nd Avenue, Vancouver, British Columbia, V6K 1H7 (“Susin”)

AND:

HEATHER JENNINGS, an individual having an address at 3974 Lexington Avenue, Victoria, British Columbia, V8N 3Z6 (“Jennings”)

(collectively, the “Parties” and each, a “Party”).

WHEREAS:

A.	The Parties entered into minutes of settlement dated April 20, 2020 (the “Original Agreement”);

B.	The Parties have agreed to extend the Semi-Anniversary date (as defined in the Original Agreement) (the “Extension”);

C.	The Parties have agreed to amend the Original Agreement to reflect the Extension; and

D.	The Parties wish to set out in writing the terms and conditions of such amendment of the Original Agreement.

NOW THEREFORE in consideration of the mutual covenants and promises herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Definitions. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings given to such terms in the Original Agreement.

2.	Amendments the Original Agreement. The following amendments shall be made to the Original Agreement:

a.	The last paragraph under subparagraph 2 on page 3 of the of the Original Agreement shall be amended in its entirety to read as follows:

“If none of the events listed in this ’subparagraph 2 have occurred on or prior to April 20, 2021 (the “Deadline Date”). HollyWeed shall pay the Base Amount to Stipancic on the Deadline Date. For the purposes hereof, the terms “associates” and “affiliates” have the definitions ascribed thereto under the Ontario Business Corporations Act. Furthermore, if none of the events listed in this subparagraph 2 have occurred on or prior to October 20, 2020, HollyWeed shall pay the Base Amount to Stipancic in increments of a minimum of CDN$20,000 upon receiving each subsequent CDN$l million from financing or sales of HollyWeed shares or assets until the Base Amount is paid in full on or prior to the Deadline Date.”

3.	No Other Changes. Except as set forth in this Agreement, the Original Agreement shall remain in full force and effect without any further changes or modifications.

4.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, and the federal laws of Canada applicable therein, and each party irrevocably attorns to the courts of the Province of Ontario, which jurisdiction shall be the sole and exclusive jurisdiction for any disputes or claims in relation to this Agreement and all matters related hereto.

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5.	Counterparts. This Agreement may be executed in any number of counterparts. each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by electronic means shall be equally effective as delivery of a manually executed counterpart thereof.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.

HOLLYWEED NORTH CANNABIS, INC.
By:	/s/ Renee Gagnon
Name:	Renee Gagnon
Title:	President and Director
/s/ Witness		/s/ Renee Gagnon
Witness		RENEE GAGNON

/s/ Witness		/s/ Livio Susin
Witness		LIVIO SUSIN

/s/ Witness		/s/ Heather Jennings
Witness		HEATHER JENNINGS

/s/ Witness		/s/ Mary Stipancic
Witness		MARY STIPANCIC